Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On December 30, 2016, we entered into a Contribution Agreement with DCP Midstream, LLC and DCP Midstream Operating, LP. The Transaction closed effective January 1, 2017. For additional information regarding the Transaction, see Note 4 - Acquisitions.
Effective January 11, 2017, we changed our name to "DCP Midstream, LP" from "DCP Midstream Partners, LP" (the Name Change").
In connection with the Name Change, the ticker symbol for our common units representing limited partner interests listed on the NYSE changed from “DPM” to “DCP” effective at the open of the NYSE on January 23, 2017.
On January 26, 2017, we announced that the board of directors of the General Partner declared a quarterly distribution of $0.78 per unit. The distribution was paid on February 14, 2017 to unitholders of record on February 7, 2017, except that the owners of the Partnership's General Partner will receive distributions on the units issued on January 1, 2017 beginning with the first quarter 2017 declared distribution.

In February 2017, we further amended our $1.25 billion senior unsecured revolving credit agreement that matures on May 1, 2019, to increase the aggregate commitments under the unsecured revolving credit facility to approximately $1.4 billion. The Amended and Restated Credit Agreement is used for working capital requirements and other general partnership purposes including acquisitions.
On April 25, 2017, we announced that the board of directors of the General Partner declared a quarterly distribution of $0.78 per unit. The distribution was paid on May 15, 2017 to unitholders of record on May 9, 2017.